Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

DataBank, Ltd. 400 South Akard Street, Suite 100 Dallas, Texas 75202

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center sites and the related tenant leases in connection with the proposed offering of DataBank Issuer, LLC and DataBank Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2023-1. DataBank, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Tenant Lease Data File and Data Center Site Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Tenant Lease Data File and Data Center Site Data File. Additionally, Deutsche Bank Securities Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 12, 2022 representatives of the Company, provided us with a computer-generated data file and related record layout (the “Initial Tenant Lease Data File”) containing data, as represented to us by the Company, as of May 31, 2022, with respect to 11,407 tenant leases.

At the Company’s instruction we randomly selected 125 tenant leases (the “Initial Sample Leases”) using the following criteria provided to us by the Company:

(i)	38 tenant leases with an “entity” (as set forth on the Initial Tenant Lease Data File) of “Legacy”;
(ii)	26 tenant leases with an “entity” (as set forth on the Initial Tenant Lease Data File) of “zColo”;
(iii)	12 tenant leases with an “entity” (as set forth on the Initial Tenant Lease Data File of “Rocket”; and
(iv)
two tenant leases from each of the 25 organizations (or one tenant lease for organizations with only one tenant lease) with the highest operational MMR as set forth on the Initial Tenant Lease Data File.

Member of Deloitte Touche Tohmatsu Limited

On January 9, 2023, representatives of the Company provided us with a computer-generated data file and related record layout (the “Subsequent Tenant Lease Data File”) containing data, as represented to us by the Company, as of October 31, 2022, with respect to 10,424 tenant leases,

At your instruction, we randomly selected 26 tenant leases (the “Subsequent Sample Leases”) using the following criteria provided to us by the Company:
(i)
three tenant leases with a “market type” (as set forth on the Subsequent Tenant Lease Data File”) of “HOU” and an “organization name” (as set forth on the Subsequent Tenant Lease Data File”) of “Zayo Group LLC”;

(ii)
two tenant leases with a “market type” (as set forth on the Subsequent Tenant Lease Data File”) of “HOU” and an “organization name” (as set forth on the Subsequent Tenant Lease Data File”) of “Amazon Data Services”;

(iii)
two tenant lease with a “market type” (as set forth on the Subsequent Tenant Lease Data File”) of “HOU” and an “organization name” (as set forth on the Subsequent Tenant Lease Data File”) of “CyrusOne LLC”;

(iv)
two tenant lease with a “market type” (as set forth on the Subsequent Tenant Lease Data File”) of “HOU” and an “organization name” (as set forth on the Subsequent Tenant Lease Data File”) of “PGS Imaging Inc”;

(v)
one tenant lease with a “market type” (as set forth on the Subsequent Tenant Lease Data File”) of “HOU” and an “organization name” (as set forth on the Subsequent Tenant Lease Data File”) of “Alphabet”;

(vi)
one tenant lease with a “market type” (as set forth on the Subsequent Tenant Lease Data File”) of “HOU” and an “organization name” (as set forth on the Subsequent Tenant Lease Data File”) of “HostGator.com LLC”;

(vii)	one tenant lease with an “entity” (as set forth on the Subsequent Tenant Lease Data File”) of “Legacy”; and
(viii)	14 tenant leases with a “market type” (as set forth on the Subsequent Tenant Lease Data File”) of “HOU”.

The 125 Initial Sample Leases and 26 Subsequent Sample Leases are collectively and hereinafter referred to as the “Sample Leases.”

Further, on January 26, 2023 representatives of the Company provided us with a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of October 31, 2022 with respect to 34 Data Center Sites (the “Data Center Sites”).

File Review Procedures of the Data Center Sites:

For each of the Data Center Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

Data Center Site Characteristics
1. Facility (for informational purposes only) 2. Current lease term (if applicable) 3. Additional lease options (if applicable) 4. KW capacity	5. KW load 6. Square foot capacity 7. Square foot occupied

We compared Data Center Site Characteristics 2. and 3. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of October 31, 2022 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Leases:

For each of the Sample Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Initial Tenant Lease Data File and Subsequent Tenant Lease Data File and indicated below.

Tenant Lease Characteristics
1. Order number (for informational purposes only) 2. Organization name 3. Location 4. Initial term (months) 5. Escalator %	6. Early termination fee % 7. Renewal term 8. Operational MMR 9. Contract start date 10. Contract end date

We compared Tenant Lease Characteristics 2. through 10. to the master lease agreement, service order, invoice or completion notice (collectively, the “Lease Agreement”).

For purposes of our procedures and at your instruction:

●
with respect to our comparison of Tenant Lease Characteristic 3., a location of (i) “KC1” (as set forth on the Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable) is deemed to be “in agreement” with a location of “MCI1” (as set forth on the Lease Agreement); (ii) “KC2” (as set forth on the Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable) is deemed to be “in agreement” with a location of “MCI2” (as set forth on the Lease Agreement); (iii) “KC3” (as set forth on the Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable) is deemed to be “in agreement” with a location of “MCI3” (as set forth on the Lease Agreement) and (iv) “DFW1” (as set forth on the Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable) is deemed to be “in agreement” with a location of “DAL_TX” (as set forth on the Lease Agreement);

●
with respect to our comparison of Tenant Lease Characteristic 8., differences of 2.5% or less, of the operational MMR indicated on the Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable, are deemed to be “in agreement;” and

●	with respect to our comparison of Tenant Lease Characteristics 9. and 10., differences of 30 days or less are deemed to be “in agreement.”

The tenant lease documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Data Center Sites or Sample Leases, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data Center Site Data File or Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable, were found to be in agreement with the above mentioned Data Center Site Documentation and Tenant Lease Documentation, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or tenant leases underlying the Data Center Site Data File, Initial Tenant Lease Data File or Subsequent Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Tenant Lease Data File, Subsequent Tenant Lease Data File or the Data Center Site Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 3, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 3, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics

1	Four differences in initial term.
2	Seven differences in escalator %.
3	Six differences in early termination fee %.
4	Five differences in renewal term.
5	Ten differences in operational MRR.
6	One difference in contract start date.
7	Four differences in contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 3, 2023

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Initial Tenant Lease Data File	Characteristic set forth on the Lease Agreement

2	12797	Escalator %	0.0%	3.0%
2	13586	Escalator %	0.0%	2.0%
2	13779	Escalator %	0.0%	3.0%
2	38354	Escalator %	0.0%	3.0%
3	37940	Early termination fee %	0%	100%
3	O-08806	Early termination fee %	100%	90%
3	O-15200	Early termination fee %	100%	50%
3	O-40559	Early termination fee %	100%	80%
3	O-41595	Early termination fee %	100%	80%
3	O-42705	Early termination fee %	100%	80%
4	6546	Renewal term	Initial Term	12 months
4	O-28673	Renewal term	Original Term	12 months
5	5204	Operational MRR	$1,444.69	$1,100.00
5	11543	Operational MRR	$436.97	$420.00
5	12208	Operational MRR	$769.00	$797.84
5	13779	Operational MRR	$3,139.00	$11,537.14
5	14028	Operational MRR	$767.52	$2,801.26
5	37940	Operational MRR	$150.00	$154.50
5	5735	Operational MRR	$21,166.50	$23,129.21
5	O-27059	Operational MRR	$275.00	$287.56
5	O-28272	Operational MRR	$275.00	$291.75

Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Subsequent Tenant Lease Data File	Characteristic set forth on the Lease Agreement

1	O-22993	Initial term	1 month	13 months
1	O-32122	Initial term	12 months	24 months
1	O-34246	Initial term	12 months	13 months
1	ORD0005422	Initial term	1 month	19 months
2	67471	Escalator %	1.0%	1.5%
2	68980	Escalator %	2.0%	0.0%
2	66412	Escalator %	1.0%	1.5%
4	O-22993	Renewal term	1	13
4	O-32122	Renewal term	1	2
4	68980	Renewal term	12	36
5	37496	Operational MRR	$281.38	$250.00
6	68980	Contract start date	11/1/2022	12/28/2022
7	O-22993	Contract end date	11/1/2022	8/1/2023
7	O-32122	Contract end date	11/11/2022	5/29/2022
7	68980	Contract end date	11/1/2025	12/28/2025
7	O-34246	Contract end date	8/13/2023	9/1/2022

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.